Real Estate Securities Fund

Exhibit 77I

Incorporated herein by reference to Post-Effective Amendment
No. 16 to Registrant's Registration Statement on Form N-1A,
File No. 33-77800, filed with the SEC via Edgar on November 30, 2004.